Exhibit 10.12

                                                          EXPERIAN


                                                          EXPERIAN
                                                          475 Anton Boulevard
                                                          Costa Mesa, CA 9262G

                                                          714 830 7000 Telephone
                                                          714 830 2511 Facsimile
                                                          www.experian.com


VIA FEDERAL EXPRESS


February 13, 2003


Mr. Greg Crane
Director
YP.Net/Simple.Net Group
4840 E. Jasmine #110
Mesa, AZ 85205


RE:       DATABASE EXTRACT LICENSE AGREEMENT
          BETWEEN YP.NET, INC./SIMPLE.NET GROUP
          AND EXPERIAN INFORMATION SOLUTIONS, INC


Dear Mr. Crane:

Here is a fully executed original of the subject Agreement for your file.   It
has been duly executed on behalf of Experian Information Solutions, Inc.


Sincerely,


/s/  Jeannine A. Ford
Jeannine A. Ford
Contracts Manager
Experian Information Solutions, Inc.


enclosure


cc:   Mr. Mike Green, Experian
      Ms. Coleen Bott, Experian

                       DATABASE EXTRACT LICENSE AGREEMENT

     This DATABASE EXTRACT LICENSE AGREEMENT (the "Agreement") is effective as of February 01, 2003 ("Effective Date") by and between Experian Information
    -------------------
Solutions, Inc., an Ohio corporation acting through its Business Marketing Solutions group, having offices at 600 City Parkway West, 10th Floor, Orange, California 92868 (hereinafter referred to as "Experian") and YP.Net, Inc., a Nevada corporation, / Simple.Net Group having its principal office at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205 ("Licensee").

     WHEREAS, Experian has developed a Business Marketing Services database ("Database") containing records about businesses including the data elements listed on Exhibit A; and

     WHEREAS, Licensee intends to use the data in the Database to conduct marketing activities to promote its own business and services, to conduct certain televerification services to verify the accuracy of the data on the Database, to report information about the Database to Experian, and will provide new business records to Experian for inclusion in the Database; and

     WHEREAS, The parties agree that the value of the Extract, as defined below, licensed by Experian to Licensee in this Agreement has a market value of $150,000 per year; and

     WHEREAS, Experian and Licensee desire to allow Licensee to use the Extract for the purposes as stated herein;

     NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual covenants set forth herein, and with the intent to be legally bound hereby, the parties hereto agrees as follows:

1.     Definitions.    When  used  in  this Agreement, the following terms shall
       ------------
have  the  following  meanings:

     a.     "Extract"  shall  mean  data file provided by Experian consisting of
             -------
the data elements listed in Item 1 of Exhibit A from the then-current version of Experian's Database.

     b.     "Permitted Uses".  Licensee will use the data in the Extract (1) for
            -----------------
Licensee's own internal use to market and promote its business and services by telephone, internet or by mail sent to customers and prospective customers; (2) to televerify the data in the Extract and to report to Experian the results of the televerification; and (3) to compare and analyze the data in the Extract and provide Experian with the results of that analysis, including but not limited to, business records which have undeliverable addresses (mailings returned by Post Office) and business records which are unique to Experian's Extract.

     c.     "Term".  shall  mean  the Term of this Agreement.  The Term shall be
            -------
for one (1) year beginning on the date set forth above ("Effective Date"), and shall automatically renew for additional one-year terms, unless a party gives written notice of non-renewal to the other party at least 60 days prior to the end of the current Term, or the Agreement is otherwise terminated sooner in accordance with paragraph 12 hereof.

     d.     "Approved  Site" will be the physical location where the Extract may
            ---------------
be  stored  by  Licensee.

     2.     License.    Subject  to  the terms and conditions of this Agreement,
            --------
Experian grants Licensee a non-exclusive, non-transferable, license to use the Extract for Permitted Uses as stated in Paragraph 1b of this Agreement during the Term in exchange for Licensee's performance of the televerification and data analysis services.


                                        1                                 YP Net
                                                  Database Extract License Agrmt

3.     Restrictions  on  Use  of the Extract.  Licensee agrees that it will hold
       -------------------------------------
and use the Extract strictly in accordance with the following:

     a. Licensee shall use the Extract solely for the Permitted Use as stated in paragraph 1b above.

     b. Licensee shall not transfer the Extract to any location other than the Approved Site and a disaster recovery facility specified in advance and reasonably acceptable to Experian, without Experian's prior written consent.

     c.     Licensee  shall not, except as otherwise provided in this Agreement:
(i) modify or copy the Extract other than as needed to perform the Permitted Uses, and except that Licensee may make a single copy of the Extract for backup purposes; (ii) combine the Extract or any information contained therein with, or include the Extract or any information contained therein in any Licensee file or database or (iii) sell, resell, license, sublicense or otherwise disclose or allow any third party access to the Extract or any information contained therein, except as otherwise permitted in this Agreement.

     d. Licensee shall issue direction and appropriate instructions regarding the restrictions set forth in this Agreement to any employee having access to the Extract and shall implement security measures to prevent the accidental or unauthorized use or release of Extract or any information contained therein.

     e. Licensee shall comply with all applicable laws, rules and regulations in connection with its use of the Extract.

     f. Licensee understands that the Extract has not been collected for credit purposes and is not intended to be indicative of any consumer's credit worthiness, credit standing, credit capacity, or other characteristics listed in
Section 603(d) of the Fair Credit Reporting Act ("FCRA"), 15 USC Section 1681a, and that Experian does not intend to furnish "consumer reports" as such terms are defined in the FCRA. Licensee agrees that it shall not use the Extract or any information contained therein as a factor in establishing any consumer's eligibility for (i) credit or insurance used primarily for personal, family or household purposes, (ii) employment purposes, or (iii) other purposes authorized under Section 604 of the FCRA.

4.     Delivery  and  Format  of the Extract; Updates. Experian shall deliver to
       ----------------------------------------------
Licensee the Extract upon a date and in a format and electronic medium, such as CD-ROMs, diskettes or magnetic tapes, to be agreed upon by the parties. Experian shall provide to Licensee, on a quarterly basis, a fully refreshed data file of the Extract.

5.     Integration  of  Extract.   Licensee  shall, at its own cost and expense,
       ------------------------
provide equipment and software necessary to permit its use of the Extract and shall be solely responsible for any defects, malfunctions or other problems that may arise in connection with such equipment and software.

6.     Alteration,  Limitations.   Experian  may,  without  notice  to Licensee,
       ------------------------
modify the Extract, including, without limitation, its format. Experian will use reasonable efforts to give Licensee at least thirty (30) days' written notice of any substantial modification to the Extract. Experian shall give Licensee thirty (30) days' written notice before making any substantial modifications to the format of the Extract. At the reasonable request of Licensee, Experian shall provide Licensee with technical assistance so that Licensee may use the Extract, including Experian's modifications thereof, as provided herein. Licensee acknowledges that the Extract may be subject to the rights of third parties to regulate the availability of certain information to Licensee, and agrees that nothing in this Agreement shall obligate Experian to provide information in contravention of such regulation. In the event that, due to a change in applicable law, Experian believes its right to provide certain types of information to Licensee has been adversely affected, or Experian


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
anticipates that such a change will occur, Experian may terminate this Agreement and the license set forth herein as it applies to such information by giving at least fifteen (15) days written notice thereof to Licensee. If such partial termination substantially adversely affects the ability of Licensee to service its customers, Licensee may terminate this Agreement by giving Experian at least fifteen (15) days written notice.

7.     Televerification  and  Data  Services.
       -------------------------------------

     a) Licensee will either directly, or through a third party vendor, conduct televerification of the data in the Extract. Licensee will provide to Experian the data elements, as are listed on Exhibit A, Item No. 2, which are televerified. Licensee will provide to Experian televerified data for a minimum of 100,000 businesses per year that either appear on the Experian Database or are derived from other sources which may be provided to Experian for inclusion in the Database. Experian will update, append and otherwise incorporate all televerified data into the Experian Database.

     b) Licensee, or the vendor used by Licensee for the televerification activities, must meet Experian's data quality guidelines for televerification services. The guidelines are attached as Exhibit B hereto and will be provided to the vendor.

     c) Licensee shall deliver to Experian the televerified data in a format and electronic medium, such as CD-ROMs, diskettes or magnetic tapes, to be agreed upon by the parties. Licensee will provide televerified records to Experian on a schedule as agreed upon by the parties but no less than quarterly.

     d) Experian will request its televerification vendors to offer to provide Licensee the televerification services required under this Agreement at the same price that Experian is charged for equivalent televerification services.

     e) Data provided to Experian by Licensee shall be jointly and or severely owned by each party.

8.     Mutual  Warranty  and  Limitation  of  Liability.
       ------------------------------------------------

     a) EXPERIAN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE EXTRACT INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES THAT THE EXTRACT, IS CURRENT, ACCURATE, COMPLETE, OR FREE OF ERRORS. The verified, provided or enhanced data provided by Licensee shall be as accurate as possible in light of industry standards for the collection of such data. Licensee warrants that it has the full legal right to provide the data to Experian for Experian's use under the terms of this Agreement.

     b)     UNDER  NO   CIRCUMSTANCES  WILL  EXPERIAN,   LICENSEE  OR  THEIR
LICENSORS OR SUPPLIERS BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOST PROFITS, LOST DATA, OR LOST BUSINESS, EVEN IF SUCH PARTY WAS AWARE OF THE POSSIBILITY THEREOF.

     c) Experian's and Licensee's sole remedy for any claim under this Agreement, regardless of the cause or form of action, and Experian's and Licensee's (and its licensors and suppliers) maximum liability under this Agreement for such claim, shall be, at the liable party's sole option, the liable party's s provision of data equivalent to the data which is the subject of the claim or recipients direct damages up to, but not in excess of, the total amount of the market value for the use of the Extract, verified, provided or enhanced data for the transaction on which the claim is based.


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9.     Mutual  indemnity.  Both  parties  agree to indemnify and hold each other
               ---------
harmless from and against any and all liabilities, damages, losses, claims, costs, and expenses (including attorney's fees) arising out of or resulting from the other party's or any end user's use of the, verified, provided or enhanced data provided by Licensee, Experian Extract or any data from the Extract including, without limitation, (i) failure to observe any use restriction set forth herein; (ii) any claim alleging that either party or any end user violated the legal rights of another person; (iii) any claim by a third party alleging that either party failed to perform the services properly; or (iv) any misrepresentation or breach of warranty by either party or either party's nonperformance of any obligations imposed on it by this Agreement.

10.     Ownership  of  Extract.   Licensee  acknowledges that it has no right or
        ----------------------
interest in the Extract except as expressly provided by this Agreement, that its rights to use the Extract are limited to those expressly provided in this
Agreement, and that title to the Extract and other materials furnished to Licensee by Experian in connection with this Agreement is vested exclusively in Experian. Licensee shall not take any actions adverse to Experian's ownership rights in the Extract.

11.     Confidentiality.   The  parties acknowledge that it will be necessary to
        ---------------
provide access to confidential and/or proprietary information ("Proprietary Information") to each other in connection with this Agreement. Proprietary Information shall be clearly identified or labeled as such by the disclosing party at the time of disclosure. Each party shall protect the confidentiality of the Proprietary Information of the other party in the same manner as it protects its own proprietary information of like kind. The parties shall return all Proprietary Information of the other upon the earlier of a request by the disclosing party or upon termination of this Agreement. Neither party shall reproduce, disclose or use the Proprietary Information of the other without written authorization of the other except in performing its obligations under this Agreement or as required by law. The terms and conditions of this Agreement shall be considered Proprietary Information and shall not be disclosed by either party to any third party. The limitations on reproduction, disclosure, or use of Proprietary Information shall not apply to Proprietary Information which (a) was developed independently by the party receiving it; (b) was lawfully received from other sources without an obligation of confidence; (c) is published or otherwise disclosed to others by the disclosing party without restriction, or otherwise comes within the public knowledge or becomes generally known to the public without breach of this Agreement.

12.     Termination.
        -----------

     a. This Agreement and the license granted hereunder may be terminated by either party (the "non-breaching party") upon written notice of termination in the event that the other party (the "breaching party") materially fails to perform or observe any material term or provision of this Agreement, and does not cure such breach in all material respects within thirty (30) days following written notice from the non-breaching party demanding the correction of such breach (which notice shall describe such breach in sufficient detail to permit the breaching party to correct such breach); provided, however, that in the event of a payment default, the thirty (30) day period referenced in this paragraph 12(a) shall be reduced to five (5) days. It shall be considered a material breach of this Agreement if the televerified data provided by Licensee to Experian fails to meets Experian's data quality guidelines.

     b. Either party may terminate this Agreement by providing thirty (30) days written notice to the other party in the event that the other party makes a general assignment for the benefit of creditors, or files voluntary petition in bankruptcy or files for reorganization or rearrangement under the bankruptcy laws, or if a petition in bankruptcy is filed against such other party and days after the filing, or if a receiver of trustee is appointed for all or any substantial party of property or assets of such other party.

     c. Either party may, on thirty (30) days prior written notice to the other party, terminate this Agreement in the event the licensed data in the Extract becomes significantly


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restricted  in  its use, by operation of law or by contract, such that it cannot lawfully  be  provided  to  or  used  by  Licensee.

13     Post-termination  Obligations. Upon the termination of this Agreement for
       -----------------------------
any reason, Licensee's license to use the Extract shall terminate and Licensee shall immediately cease all use of the Extract. Licensee shall within thirty
(30) days of the date of termination destroy or return to Experian all copies of the Extract in its possession or control, and shall provide to Experian a certification signed by an officer of Licensee evidencing such return or destruction. The provisions of paragraphs 9, 10, 11, 13 and 14(a) shall survive any termination or expiration of this Agreement.

14.     Miscellaneous.
        -------------

     a.    Audit.   During  the  Term  and for one year after the termination of
           -----
this Agreement, Licensee shall, upon request, provide to Experian or an auditor designated by Experian access to Licensee's records reasonably pertaining to Licensee's compliance with the terms of this Agreement.

     b.    Publicity.  Licensee  will  not  release  information concerning this
           ---------
Agreement  without  the  consent  of  Experian.   Nothing herein, however, shall
limit  Licensee  from  making  disclosures  required  by  law  or  regulation.

     c.    Relationship  of  the  Parties.   The  parties  acknowledge  that the
           ------------------------------
relationship between Experian and Licensee shall be construed solely as that of independent contractors. The parties further acknowledge that any and all rights not expressly granted pursuant to this Agreement are reserved to the respective party originally holding such rights and that neither party shall have any right, power or authority to in any way obligate the Other to any contract, term or condition not set forth herein.

     d.    Notices. All notices and other communication required or permitted to
           -------
be given under this Agreement shall be in writing and shall be effective (a) when delivered personally; (b) when transmitted by electronic facsimile device or electronic mail; (c) upon receipt of such notice by Federal Express or other overnight delivery services; or (d) upon deposit in the U.S. Mail, certified or registered mail, postage prepaid and return receipt requested, addressed to the other party at its address set forth below, unless by notice a different address shall have been designated for giving notice hereunder.

               For Licensee:

                            Licensee:  YP.Net / Simple.Net Group
                                       ---------------------------------
                             Address:  4840 E. Jasmine #110
                                       ---------------------------------
                                 City   Mesa
                                       ---------------------------------
                       State/Zip Code  AZ, 85205
                            Attn:      Greg Crane - Director
                                       ---------------------------------

And to

                            Licensee:  Law offices of Lewis & Rocca, LLP
                                       ---------------------------------
                             Address:  40 N. Central Ave.
                                       ---------------------------------
                                 City   Phoenix
                                       ---------------------------------
                       State/Zip Code  AZ,  85004
                            Attn:      Randy  Papetti
                                       ---------------------------------

               For Experian:
               Experian
               Business Marketing Solutions group
               600 City Parkway West, 10th Floor
               Orange, CA  92868


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               Attn:  Mike  Green

and to

               Experian Information Solutions, Inc
               475  Anton  Boulevard
               ----------------------------------------------
               Costa Mesa, CA.  92626
               ----------------------------------------------

                         Attn:    General Counsel
                                  ---------------------------

     e.    Excusable  Delays.  Neither  party  shall  be liable for any delay or
           -----------------
failure in its performance of any of the acts required by this Agreement when such delay or failure arises due to causes beyond the reasonable control of such party. Such causes may include, without limitation, acts of God or public enemies, labor disputes, material or component shortages, supplier failures, embargoes, rationing, acts of local, state or national governments or public agencies, utility or communication failures or delays, fire, flood, epidemics, riots, and strikes. The time for performance of any act delayed by such causes shall be postponed for a period equal to the delay; provided, however, that the party so affected shall give prompt notice to the other party of such delay. The party so affected, however, shall use its best effort to promptly avoid or remove such causes of non performance and to complete performance of the act delayed, whenever such causes are removed.

     f.     Assignment.  This  Agreement  shall be binding upon and inure to the
            ----------
benefit of the parties hereto and their successors. Licensee may assign any of its rights or obligations under this Agreement without the prior written consent of Experian. Notwithstanding the foregoing, however, Licensee may assign its interest and property right in this Agreement, in whole or in part, to a successor of substantially all of its business or of any particular product line for which this Agreement has been entered into by Licensee, and such succession shall include but not be limited to acquisition, merger, change of corporate name or change in the makeup, organization or identity of Licensee so long as such successor agrees to abide by the terms and conditions of this Agreement.

     g.    Amendment.    No  statement or writing subsequent to the date of this
           ---------
contract purporting to modify, change or add to the terms and conditions here will be binding unless consented to in writing by duly authorized representatives of Experian and Licensee in a document making specific references to this Agreement.

     h.  Severability.  If  any  provision of this Agreement Is determined to be
         ------------
invalid or unenforceable, the remaining portions hereof shall not be affected thereby and shall be binding upon the parties hereto and shall be enforceable as though said invalid or unenforceable provision were not contained herein,

     i.  Headings.  The  headings  in  this  Agreement  are  intended solely for
         --------
convenience of reference and shall be given no effect in the interpretation or construction of this Agreement.

     j.  Applicable Law. This Agreement shall be governed in all respects by the
         --------------
law of the State of California without giving effect to principles of conflicts of law.

     k.  Binding  Arbitration.  If  the  parties are unable to resolve a dispute
         --------------------
arising out of or relating to this Agreement or the parties' respective rights and duties hereunder, then the parties will resolve such dispute in a binding arbitration conducted under the auspices of the American Arbitration Association in Orange County, California.

     l.  Attorney's  Fees.  The  prevailing party in any legal action brought by
         ----------------
one party against the other arising out of the breach or alleged breach of this Agreement shall be entitled, in addition to any other rights or remedies it may have, to reimbursement for its expenses, including court


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costs and reasonable attorney's fees,

     m. Contract in Entirety. This Agreement sets forth the entire agreement and
        --------------------
understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any kind and every nature between them.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


EXPERIAN INFORMATION SOLUTIONS, INC.          YP.Net, Inc.,
BY ITS BUSINESS                               Simple-Net Group
MARKETING SOLUTIONS GROUP



By:     /s/  Roger H. Lisabeth                By:      /s/  Dan Couryor
      -----------------------------                  ---------------------------
Name:   Roger H. Lisabeth                     Name:    Dan Couryor
      -----------------------------                  ---------------------------

Title:  V.P. and G.M.                         Title:   Director
      -----------------------------                  ---------------------------

Date:   02/05/03                              Date:    1-30-03
      -----------------------------                  ---------------------------



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
                                    EXHIBIT A
                                       TO
                       DATABASE EXTRACT LICENSE AGREEMENT

                        Between Experian and YP.Net, Inc.

                            Dated: February 01, 2003

ITEM  NO.  1:   DATA  ELEMENTS  OF  EXTRACT

Experian agrees to license to Licensee the following data elements of the Extract on the terms and conditions set forth in the Agreement.

--------------------------------------------------------------------------------
Company Name

Contact Name and Title

Company Address (including City, State)

Company Phone Number

Company Zip Code

Company SIC Code

SIC Definitions

Geography codes (where available)
--------------------------------------------------------------------------------

ITEM NO. 2: YP.NET, INC. TELEVERIFIED DATA ELEMENTS


Data elements to be provided to Experian when they are obtained through the televerification of data in the Database or from other sources
--------------------------------------------------------------------------------

Business Name
Address (City, State, Zip Code)
Contact Name and Title
Telephone Number

Any other fields Licensee collects that Experian deems valuable
--------------------------------------------------------------------------------



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
                                    EXHIBIT B
                                       TO
                       DATABASE EXTRACT LICENSE AGREEMENT

                        BETWEEN EXPERIAN AND YP.NET, INC.

                            DATED: FEBRUARY 01, 2003

                           EXPERIAN QUALITY STANDARDS

     Experian prefers to explicit and proactive in defining how we expect data to look and perform. Adhering to the following quality guidelines will ensure that every record being sent to Experian already meets our strict quality standards thus virtually eliminating any errors and the subsequent need to reject said records back to the vendor.

     Compliance with the rules and definitions set forth here will warrant that the data being sent to Experian performs as anticipated when loaded to our database. Compliance with these data rules and definitions will also help to ensure timely and accurate payment to the vendors for all their hard work in building the world's premiere business database.

     BUSINESS  NAME
     Business  Name:     Alpha,  Two  (2)  Characters  or  more

ADDRESS
-------

     1.   Street:    Must be a minimum of four characters including spaces. Any character that is not a letter or a number is not acceptable (i.e. no symbols).
          a. The street address must also contain pre-directional, post-directional and suite number if appropriate.
     2.   City:              Must be populated and contain only alpha characters
     3.   State:      Standard  U.S.  State  Abbreviations
     4.   Zip:        Zip  5
     5. Minimum acceptable Address criteria consists of either of the following:
          a.   Street, City, State and Zip
          b.   Street, City, State
          c.   Street, City and State
          OR
          d.   Street and Zip

                                  PHONE Number

     1. The telephone number shall be for business addresses located within the United States only.
     2. The telephone number shall consist of a three (3) digit Area Code, a three (3) digit prefix and a four (4) digit suffix.
     3. An Area Code must be present in order for the Primary Phone Number to be valid. Any Area Code not currently in service shall not be considered a valid Area Code for the purposes of our data.


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PRIMARY PRINCIPAL (CONTACT NAME)

If the acceptable criteria are not met for the Primary Principal name(s), then no information is to be submitted.

Primary Principal Name Acceptable Criteria
(Minimum of Honorific and Full Last Name or First Initial and Full Last Name)

1.   First Name, Last Name and Title                                 John Smith, President
2.   First Initial, Last Name and Title                              J Smith, President
3.   First Initial, Middle Initial, Last Name and Title              J A Smith, President
4.   Honorific, First Name, Last Name and Title                      Mr John Smith,
     President
5.   Honorific, First Name, Middle Initial, Last Name and Title      Mr John A Smith,
     President
6.   Honorific, First Initial, Last Name and Title                   Mr J Smith, President
7.   Honorific, First Initial, Middle Initial, Last Name and Title   Mr J A Smith, President
8.   Honorific, Last Name and Title                                  Mr Smith,
     President
9.   Honorific, First Name and Last Name                             Mr John Smith
10.  Honorific, First Initial and Last Name                          Mr J Smith
11.  Honorific, First Initial, Middle initial and Last Name          Mr J A Smith
12.  First Name and Last Name                                        John Smith
13.  First Initial and Last Name                                     J Smith
14.  First Initial, Middle Initial and Last Name                     J A Smith

Unacceptable Combinations for Primary Principal Name

1.   First Name and Title                                John, President
2.   Last Name and Title                                 Smith, President
3.   First Name, Last Initial and Title                  John S, President
4.   First Name, Middle Initial, Last Initial and Title  John A S, President
5.   First Initial, Middle Initial and Title             J A, President
6.   First Initial and Middle Initial                    JA
7.   Middle Initial and Last Name                        A Smith
8.   First Name and Last Initial                         John S
9.   First Name                                          John
10.  Middle Initial                                      A
11.  Last Name                                           Smith




                                  Page 10 of 7                            YP.Net
YPNet Database Extract Lic Agrmt -                Database Extract License Agrmt

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